Exhibit 10.1

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THIRD AMENDMENT TO AMENDED AND RESTATED

REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT AND JOINDER

THIS THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT AND JOINDER (this “Amendment”) is made and entered into effective as of June 19, 2015 (the “Effective Date”), by and among FLOTEK INDUSTRIES, INC., a corporation organized under the laws of the State of Delaware (“Holdings”), CESI CHEMICAL, INC., a corporation organized under the laws of the State of Oklahoma (“CESI Chemical”), CESI MANUFACTURING, LLC, a limited liability company organized under the laws of the State of Oklahoma (“CESI Manufacturing”), MATERIAL TRANSLOGISTICS, INC., a corporation organized under the laws of the State of Texas (“MTI”), TELEDRIFT COMPANY, a corporation organized under the laws of the State of Delaware (“Teledrift”), TURBECO, INC., a corporation organized under the laws of the State of Texas (“Turbeco”), USA PETROVALVE, INC., a corporation organized under the laws of the State of Texas (“USA Petrovalve”) and FLORIDA CHEMICAL COMPANY, INC., a corporation organized under the laws of the State of Delaware (“Florida Chemical”; and together with Holdings, CESI Chemical, CESI Manufacturing, MTI, Teledrift, Turbeco, USA Petrovalve, each an “Original Borrower” and collectively, “Original Borrowers”), SITELARK LLC, a limited liability company organized under the laws of the State of Texas (“Sitelark”), FLOTEK ECUADOR MANAGEMENT LLC, a limited liability company organized under the laws of the State of Texas (“Ecuador Management”), FLOTEK ECUADOR INVESTMENTS LLC, a limited liability company organized under the laws of the State of Texas (“Ecuador Investments”), FLOTEK EXPORT, INC., a corporation organized under the laws of the State of Texas (“Export”), ECLIPSE IOR SERVICES, LLC, a limited liability company formed under the laws of the State of Texas (“EOGA”), FRACMAX ANALYTICS, LLC, a limited liability company formed under the laws of the State of Texas (“Fracmax”), FC PRO, LLC, a limited liability company formed under the laws of the State of Delaware (“FC PRO”), FLOTEK HYDRALIFT, INC., a corporation organized under the laws of the State of Texas (“Hydralift”; and together with Sitelark, Ecuador Management, Ecuador Investments, Exports, EOGA, Fracmax and FC PRO, each a “New Borrower” and collectively, “New Borrowers”) (New Borrowers and together with Original Borrowers, and each Person joined hereto as a borrower from time to time, collectively, jointly and severally, the “Borrowers”, and each individually a “Borrower”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Lender (as defined in the hereinafter defined Credit Agreement) and as agent for the Lenders (in such capacity, “Agent”).

PRELIMINARY STATEMENTS

A. Original Borrowers, Lenders and the Agent are parties to that certain Amended and Restated Revolving Credit, Term Loan and Security Agreement dated May 10, 2013, as amended by that certain First Amendment to Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of December 31, 2013, as further amended by that certain Second Amendment to Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of December 5, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

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B. Original Borrowers have advised Agent that they desire to have the New Borrowers join the Credit Agreement as “Borrowers” under the Credit Agreement pursuant to Section 7.12(a) thereof; and

C. Borrowers have requested that Agent (i) permit the New Borrowers to join the Credit Agreement as “Borrowers” in accordance with Section 7.12(a) thereof and (ii) make certain amendments to the Credit Agreement, and subject to the terms and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agent and Lenders are willing to do so, all as set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS

1.01 Capitalized terms used in this Amendment are defined in the Credit Agreement, as amended hereby, unless otherwise stated.

ARTICLE II

AMENDMENT

2.01 Amendment to Preamble. The introductory paragraph of the preamble of the Credit Agreement is hereby amended and restated in its entirety as follows:

Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of May 10, 2013 among FLOTEK INDUSTRIES, INC., a corporation organized under the laws of the State of Delaware (“Holdings”), CESI CHEMICAL, INC., a corporation organized under the laws of the State of Oklahoma (“CESI Chemical”), CESI MANUFACTURING, LLC, a limited liability company organized under the laws of the State of Oklahoma (“CESI Manufacturing”), MATERIAL TRANSLOGISTICS, INC., a corporation organized under the laws of the State of Texas (“MTI”), TELEDRIFT COMPANY, a corporation organized under the laws of the State of Delaware (“Teledrift”), TURBECO, INC., a corporation organized under the laws of the State of Texas (“Turbeco”), USA PETROVALVE, INC., a corporation organized under the laws of the State of Texas (“USA Petrovalve”), FLORIDA CHEMICAL COMPANY, INC., a corporation organized under the laws of the State of Delaware (“Florida Chemical”), SITELARK LLC, a limited liability company organized under the laws of the State of Texas (“Sitelark”), FLOTEK ECUADOR MANAGEMENT LLC, a limited liability company organized under the laws of the State of Texas (“Ecuador Management”), FLOTEK ECUADOR INVESTMENTS LLC, a limited liability company organized under the laws of the State of Texas (“Ecuador Investments”), FLOTEK EXPORT, INC., a corporation organized under the laws of the State of Texas (“Export”), ECLIPSE

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IOR SERVICES, LLC, a limited liability company formed under the laws of the State of Texas (“EOGA”), FRACMAX ANALYTICS, LLC, a limited liability company formed under the laws of the State of Texas (“Fracmax”), FC PRO, LLC, a limited liability company formed under the laws of the State of Delaware (“FC PRO”), FLOTEK HYDRALIFT, INC., a corporation organized under the laws of the State of Texas (“Hydralift”; and together with Holdings, CESI Chemical, CESI Manufacturing, MTI, Teledrift, Turbeco, USA Petrovalve, Florida Chemical, Sitelark, Ecuador Management, Ecuador Investments, Export, EOGA, Fracmax, and FC PRO, and each Person joined hereto as a borrower from time to time, collectively, jointly and severally, the “Borrowers”, and each individually a “Borrower”), the financial institutions which are now or which hereafter become a party hereto (collectively, the “Lenders” and each individually a “Lender”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for itself and as agent for the other Lenders (PNC, together with its successors and assigns in such capacity, the “Agent”) and PNC CAPITAL MARKETS, LLC, as lead arranger for the Lenders.

2.02 Amendment to Section 1.2 – New Definitions. The following new definitions are hereby added to Section 1.2 of the Credit Agreement in their respective proper alphabetical order to provide as follows:

“Ecuador Investments” shall have the meaning set forth in the introductory paragraph hereto.

“Ecuador Management” shall have the meaning set forth in the introductory paragraph hereto.

“Export” shall have the meaning set forth in the introductory paragraph hereto.

“Omani Investment” means loans and/or equity investments in Flotek Gulf, LLC and Flotek Gulf Research, LLC, which shall not, in the aggregate, exceed $10,000,000 and shall be made pursuant to joint venture documentation, the form and substance and terms and conditions of which shall be, satisfactory to Agent in its Permitted Discretion.

“Sitelark” shall have the meaning set forth in the introductory paragraph hereto.

“Trigger Event” shall mean (i) a Default or Event of Default or (ii) Undrawn Availability being less than thirty five percent (35%) of the lesser of (x) the then applicable Formula Amount or (y) the then applicable Maximum Revolving Advance Amount.”

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2.03 Amendment to Section 1.2 – Amended Definitions. the following definitions contained in Section 1.2 of the Credit Agreement, are hereby deleted in their entirety and replaced with the following:

“Permitted Investments” shall mean investments in: (a) obligations issued or guaranteed by the United States of America or any agency thereof; (b) commercial paper with maturities of not more than 180 days and a published rating of not less than A-1 or P-1 (or the equivalent rating); (c) certificates of time deposit and bankers’ acceptances having maturities of not more than 180 days and repurchase agreements backed by United States government securities of a commercial bank if (i) such bank has a combined capital and surplus of at least $500,000,000, or (ii) its debt obligations, or those of a holding company of which it is a Subsidiary, are rated not less than A (or the equivalent rating) by a nationally recognized investment rating agency; (d) U.S. money market funds that invest solely in obligations issued or guaranteed by the United States of America or an agency thereof; (e) Permitted Loans; and (f) the Omani Investment.

“Permitted Loans” shall mean: (a) the extension of trade credit by a Borrower to its Customer(s), in the Ordinary Course of Business in connection with a sale of Inventory or rendition of services, in each case on open account terms; (b) loans to employees in the Ordinary Course of Business not to exceed as to all such loans the aggregate amount of $100,000 at any time outstanding; (c) loans to Flotek Industries Holding Limited, Flotek Industries UK Limited, Flotek Technologies ULC, Flotek Chemical Ecuador CIA LTDA, Petrovalve International, Inc. or Flotek Industries, FZE (x) up to a maximum aggregate amount of $10,000,000 during 2015, and (y) thereafter, in an aggregate amount not to exceed $5,000,000 in any fiscal year; provided, however: (i) any such loan to Flotek Industries UK Limited is evidenced by an intercompany promissory note in form and substance acceptable to Agent in its Permitted Discretion (the “Intercompany Note”); (ii) Flotek Industries UK Limited, simultaneously with the making of such Intercompany Note, grants Holdings a Lien to secure its obligations under the Intercompany Note pursuant to a security agreement or similar document in form and substance acceptable to Agent in its Permitted Discretion (the “Intercompany Security Agreement”); (iii) Holdings perfects each Lien granted under the Intercompany Security Agreement; and (iv) Holdings assigns pursuant to an assignment agreement in form and substance satisfactory to Agent in its Permitted Discretion to Agent for the benefit of itself and the Lenders, the Intercompany Note, the Intercompany Security Agreement and each Lien granted pursuant to the Intercompany Security Agreement, including all recording and filing instruments evidencing any such Lien; (d) Loans by Flotek Industries Holding Limited, Flotek Industries UK Limited and/or Flotek Technologies ULC to fund the Omani Investment; and (e) loans to Credit Parties to the extent permitted by clause (e) of the definition of Permitted Indebtedness.

2.04 Amendment to Section 7.10. Section 7.10 of the Credit Agreement is hereby amended and restated in its entirety and replaced with the following:

7.10 Transactions with Affiliates. Directly or indirectly, purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise enter into any transaction or deal with, any Affiliate, except for (i) transactions among Borrowers which are not expressly prohibited by the terms of

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this Agreement and which are in the Ordinary Course of Business, (ii) transactions disclosed to Agent, which are in the Ordinary Course of Business, on an arm’s-length basis on terms and conditions no less favorable than terms and conditions which would have been obtainable from a Person other than an Affiliate; (iii) transactions with Flotek Industries Holding Limited, Flotek Industries UK Limited, Flotek Technologies ULC, Flotek Chemical Ecuador CIA LTDA, Petrovalve International, Inc. or Flotek Industries, FZE which are not expressly prohibited by the terms of this Agreement and which are in the Ordinary Course of Business; and (iv) the Omani Investment.

2.05 Amendment to Section 7.12. Subsection (a) of Section 7.12 of the Credit Agreement is hereby amended and restated in its entirety and replaced with the following:

(a) Form any Subsidiary unless (i) such Subsidiary is not a Foreign Subsidiary (other than Flotek Industries Holding Limited, Flotek Industries UK Limited, Flotek Technologies ULC, Flotek Chemical Ecuador CIA LTDA, Petrovalve International, Inc. or Flotek Industries, FZE) and at Agent’s discretion, such Subsidiary (A) expressly joins in this Agreement as a “Borrower” and becomes jointly and severally liable for the obligations of Borrowers hereunder, under the Notes, and under any other agreement among Borrowers and Lenders, or (B) becomes a “Guarantor” by executing a Guaranty and Guarantor Security Agreement (to be determined by Agent in its sole discretion), and/or (ii) Agent shall have received all documents, including legal opinions, it may reasonably require to establish compliance with each of the foregoing clauses (i) and (ii) immediately above.

2.06 Amendment to Section 9.9. Section 9.9 of the Credit Agreement is hereby amended and restated in its entirety and replaced with the following:

9.9 Monthly Financial Statements. Furnish Agent, but only after the occurrence of a Trigger Event, for distribution to the Lenders within thirty (30) days after the end of each fiscal month which shall be delivered in accordance with Sections 9.7 and 9.8 as applicable), an unaudited balance sheet of Holdings and its Subsidiaries on a consolidated basis and unaudited statements of income and stockholders’ equity and cash flow of Holdings and its Subsidiaries on a consolidated basis reflecting results of operations from the beginning of the fiscal year to the end of such calendar month and for such month, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal and recurring year-end adjustments that individually and in the aggregate are not material to the business operations of Holdings or its Subsidiaries.

2.07 Amendment to Section 9.19. Section 9.19 of the Credit Agreement is hereby amended and restated in its entirety and replaced with the following:

9.19 Appraisals and Field Examinations. Permit Agent or Agent’s representatives to (a) perform full Collateral appraisals in form and substance

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satisfactory to Agent at Borrowers’ cost and expense as Agent deems appropriate in Agent’s sole discretion, and in no event more frequently than annually prior to the occurrence of an Event of Default, and during the existence of an Event of Default, on an unlimited basis (provided, however, that Inventory appraisals will be waived (i) prior to a Trigger Event and (ii) so long as no Default or Event of Default has occurred and is continuing), and, to determine, among other things, the net orderly liquidation value of the Collateral (each appraisal contemplated in this Section 9.17 or performed by Agent prior to the Closing Date shall each be an “NOLV Appraisal”), (b) after the occurrence of an Event of Default, at Agent’s option, obtain Inventory and Real Property appraisals at Borrowers’ cost and expense and (c) conduct field examinations at Credit Parties’ cost and expense as Agent deems appropriate in Agent’s sole discretion.

ARTICLE III

JOINDER

3.01 Joinder. Each New Borrower is an Affiliate of Original Borrowers and, for value received, jointly and severally agrees to become a Borrower under the Credit Agreement pursuant to the following terms and conditions hereof.

(a) Each of the Original Borrowers, Agent and the Lenders, which constitute all of the parties to the Credit Agreement and the Other Documents immediately prior to the Effective Date, hereby amend the Credit Agreement and the Other Documents to reflect that each New Borrower is hereby a Borrower (as defined in the Credit Agreement) in, under and pursuant to the Credit Agreement and the Other Documents, with all the rights, obligations, liabilities and duties of a Borrower thereunder, and each New Borrower hereby agrees that it is a Borrower in, under and pursuant to the Credit Agreement and the Other Documents, with all the rights, obligations, liabilities and duties of a Borrower thereunder, in each case regardless of when such obligations, liabilities and duties first arose.

(b) Each New Borrower hereby jointly and severally (i) joins in, becomes a party to, and agrees to comply with and be bound by, as a Borrower, the terms and conditions of the Credit Agreement and each Other Document to the same extent as if such New Borrower was an original signatory thereto; (ii) makes all of the representations and warranties set forth in the Credit Agreement and the Other Documents; (iii) grants to Agent, for the benefit of itself and the Lenders, pursuant to the terms and provisions of the Credit Agreement, a continuing security interest in and Lien on all of its Collateral, free and clear of all Liens (other than Permitted Encumbrances); and (iv) agrees that it is a direct obligor (and not a surety) under the Credit Agreement. Without limiting the foregoing, each New Borrower agrees that it shall be jointly and severally liable with Original Borrowers for all liabilities and obligations regardless of when they first arose under the Credit Agreement and the Other Documents and each New Borrower acknowledges and confirms that it has received a copy of the Credit Agreement, including the exhibits, schedules and other attachments thereto, and the Other Documents.

(c) In furtherance of the foregoing, each New Borrower agrees to execute and/or deliver to Agent such Other Documents, UCC financing statements, certificates as to organization and incumbency and any other documents, instruments, certificates or agreements as Agent may reasonably request to give effect to this joinder of such New Borrowers as a Borrower.

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ARTICLE IV

CONDITIONS PRECEDENT; POST-CLOSING OBLIGATIONS

4.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Agent:

(a) The Agent shall have received the following documents or items, each in form and substance satisfactory to the Agent and its legal counsel:

(i) this Amendment duly executed by each Borrower, Agent and Lenders;

(ii) a copy of the resolutions in form and substance reasonably satisfactory to Agent, of the Board of Directors or other governing body of each Credit Party authorizing (i) the execution, delivery and performance of this Amendment, the Other Documents, any related agreements certified by an Authorized Officer of each Borrower and (ii) the granting by each New Borrower of the security interests in and liens upon the Collateral, certified by an Authorized Officer of each New Borrower as of the Closing Date;

(iii) a certificate of an Authorized Officer of each Borrower as to the incumbency and signature of the officers of each Borrower executing this Amendment, the Other Documents, any certificate or other document to be delivered by it pursuant hereto or the Credit Agreement, together with evidence of the incumbency of such Authorized Officer;

(iv) a copy of Organizational Documents of each Borrower, and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation or formation, as applicable, certified as accurate and complete by an Authorized Officer of each Borrower;

(v) a good standing certificate for each Borrower, issued by the Secretary of State or other appropriate official of each Borrower’s jurisdiction of incorporation or formation, as applicable;

(vi) each document (including any Uniform Commercial Code financing statement) required by the Credit Agreement, any related agreement or under law or reasonably requested by the Agent to be filed, registered or recorded in order to create, in favor of Agent, a perfected security interest in or lien upon the Collateral;

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(vii) the results of recent lien searches where New Borrowers are located (within the meaning of the Uniform Commercial Code) and each other jurisdiction that Agent may reasonably request, and each such search shall reveal no Liens on any assets of New Borrowers, except for Permitted Encumbrances or Liens which are discharged on or prior to the Effective Date pursuant to documentation reasonably satisfactory to Agent;

(viii) updated certificates of insurance for casualty, general liability and business interruption policies of Borrowers reflecting the addition of the New Borrowers;

(ix) a Lien Waiver Agreement with respect to (i) any New Borrower’s leased or rented premises at which books and records or material Collateral (as determined by the Agent in its Permitted Discretion) is located or (ii) any bailment arrangement over any material portion (as determined by the Agent in the exercise of its Permitted Discretion) of any New Borrower’s Collateral, duly executed by all pertinent parties;

(x) Perfection Certificates with respect to the New Borrowers; and

(xi) such other documents as reasonably requested by the Lenders.

(b) The representations and warranties contained herein and in the Credit Agreement and the Other Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof; and

(c) No Default or Event of Default shall have occurred and be continuing.

ARTICLE V

NO WAIVER

5.01 No Waiver. Nothing contained in this Amendment shall be construed as a waiver by the Agent or any Lender of any covenant or provision of the Credit Agreement (as amended hereby), the Other Documents, this Amendment, or of any other contract or instrument between any Borrower and the Agent or any Lender, and the failure of the Agent or any Lender at any time or times hereafter to require strict performance by any Borrower of any provision thereof shall not waive, affect or diminish any right of the Agent to thereafter demand strict compliance therewith. The Agent and each Lender hereby reserves all rights granted under the Credit Agreement, the Other Documents, this Amendment and any other contract or instrument between any Borrower, Lenders and the Agent.

ARTICLE VI

RATIFICATIONS, REPRESENTATIONS, WARRANTIES AND OTHER AGREEMENTS

6.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the Other Documents, and, except as expressly modified and superseded by this Amendment, the

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terms and provisions of the Credit Agreement and the Other Documents are ratified and confirmed and shall continue in full force and effect. Each Borrower hereby agrees that all liens and security interest securing payment of the Obligations under the Credit Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. Each Borrower and the Agent agree that the Credit Agreement and the Other Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

6.02 Representations and Warranties with respect to Other Documents. Each Borrower (including each New Borrower) hereby represents and warrants to the Agent that (a) the execution, delivery and performance of this Amendment and any and all Other Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of each Borrower and will not violate the Articles or Certificate of Incorporation or By-Laws or the Certificate of Formation or Operating Agreement of any Borrower; (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and the Other Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by the Agent; and (d) each Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement and the Other Documents, as amended hereby.

ARTICLE VII

MISCELLANEOUS PROVISIONS

7.01 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the Other Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Documents, and no investigation by the Agent or any closing shall affect the representations and warranties or the right of the Agent to rely upon them.

7.02 Reference to Credit Agreement. Each of the Credit Agreement and the Other Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such Other Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

7.03 Expenses of the Agent. Each Borrower jointly and severally agrees to pay on demand all reasonable costs and expenses incurred by the Agent in connection with any and all amendments, modifications, and supplements to the Other Documents, including, without limitation, the costs and fees of the Agent’s legal counsel, and all costs and expenses incurred by the Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any Other Documents, including, without, limitation, the costs and fees of the Agent’s legal counsel.

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7.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

7.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, Lenders and each Borrower and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent.

7.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

7.07 Effect of Waiver. No consent or waiver, express or implied, by Lenders or the Agent to or for any breach of or deviation from any covenant or condition by any Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

7.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

7.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

7.10 Final Agreement. THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWERS AND THE AGENT.

7.11 Release. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY LOANS OR EXTENSIONS OF CREDIT FROM AGENT AND LENDERS TO SUCH BORROWER UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDERS AND THE AGENT. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY

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RELEASES AND FOREVER DISCHARGES LENDERS, THE AGENT, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDERS AND THE AGENT, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS OR EXTENSIONS OF CREDIT FROM LENDERS AND THE AGENT TO SUCH BORROWER UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

7.12 Guarantors Consent, Ratification and Release. Each of the undersigned hereby consents to the terms of this Amendment, confirms and ratifies the terms of that certain Guaranty dated as of May 10, 2013 (the “FTK Guaranty”) executed by each of the undersigned in favor of Agent and the other Lenders. Each of the undersigned acknowledges that its Guaranty is in full force and effect and ratifies the same, acknowledges that such undersigned has no defense, counterclaim, set-off or any other claim to diminish such undersigned’s liability under such documents, that such undersigned’s consent is not required to the effectiveness of the within and foregoing Amendment, and that no consent by any such undersigned is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Obligations, the Collateral, or any of the Other Documents. EACH OF THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND LENDERS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT AND THIS CONSENT ARE EXECUTED, WHICH EACH SUCH UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST AGENT, DOCUMENTATION AGENT OR ANY LENDER, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE REVOLVING CREDIT AND SECURITY AGREEMENT, AS

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AMENDED BY THIS AMENDMENT, OR THE OTHER DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT AND THIS CONSENT. Agent and Lenders acknowledge the dissolution of FCC International, Inc. on or about the date hereof and hereby release FCC International, Inc. from its obligations under FTK Guaranty.

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IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the Effective Date.

BORROWERS:

FLOTEK INDUSTRIES, INC., a Delaware corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

CESI CHEMICAL, INC., an Oklahoma corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO

CESI MANUFACTURING, LLC, an Oklahoma limited liability company

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO

MATERIAL TRANSLOGISTICS, INC., a Texas corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

TELEDRIFT COMPANY, a Delaware corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

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TURBECO, INC., a Texas corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

USA PETROVALVE, INC., a Texas corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

FLORIDA CHEMICAL COMPANY, INC., a Delaware corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

SITELARK LLC, a Texas limited liability company

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO

FLOTEK ECUADOR MANAGEMENT LLC, a Texas limited liability company

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

FLOTEK ECUADOR INVESTMENTS LLC, a Texas limited liability company

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

EXECUTION COPY

FLOTEK EXPORT, INC., a Texas corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

FLOTEK HYDRALIFT, INC., a Texas corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

FRACMAX ANALYTICS, LLC, a Texas limited liability company

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

FC PRO, LLC, a Delaware limited liability company

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO

ECLIPSE IOR SERVICES, LLC, a Texas limited liability company

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO

EXECUTION COPY

AGENT AND LENDER:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Anita Inkollu
Name:	Anita Inkollu
Title:	Vice President

LENDERS:

CAPITAL ONE BUSINESS CREDIT CORP.

By:	/s/ Michael D. Gullo
Name:	Michael D. Gullo
Title:	Regional Credit Manager

CONSENT AND RATIFICATION OF GUARANTY

Each of the undersigned (individually, each a “Guarantor” and collectively, jointly and severally, the “Guarantors”), as of June 19, 2015, hereby (a) ratifies and reaffirms all of its obligations under any guaranty (each, a “Guaranty”) offered in support of the Obligations (as defined in the hereinafter defined Credit Agreement); (b) agrees that nothing contained in any amendment executed through the date hereof to the Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of May 10, 2013 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”) by and among FLOTEK INDUSTRIES, INC., a corporation organized under the laws of the State of Delaware (“Holdings”), CESI CHEMICAL, INC., a corporation organized under the laws of the State of Oklahoma (“CESI Chemical”), CESI MANUFACTURING, LLC, a limited liability company organized under the laws of the State of Oklahoma (“CESI Manufacturing”), MATERIAL TRANSLOGISTICS, INC., a corporation organized under the laws of the State of Texas (“MTI”), TELEDRIFT COMPANY, a corporation organized under the laws of the State of Delaware (“Teledrift”), TURBECO, INC., a corporation organized under the laws of the State of Texas (“Turbeco”), USA PETROVALVE, INC., a corporation organized under the laws of the State of Texas (“USA Petrovalve”), FLORIDA CHEMICAL COMPANY, INC., a corporation organized under the laws of the State of Delaware (“Florida Chemical”), SITELARK LLC, a limited liability company organized under the laws of the State of Texas (“Sitelark”), FLOTEK ECUADOR MANAGEMENT LLC, a limited liability company organized under the laws of the State of Texas (“Ecuador Management”), FLOTEK ECUADOR INVESTMENTS LLC, a limited liability company organized under the laws of the State of Texas (“Ecuador Investments”), FLOTEK EXPORT, INC., a corporation organized under the laws of the State of Texas (“Export”), ECLIPSE IOR SERVICES, LLC, a limited liability company formed under the laws of the State of Texas (“EOGA”), FRACMAX ANALYTICS, LLC, a limited liability company formed under the laws of the State of Texas (“Fracmax”), FC PRO, LLC, a limited liability company formed under the laws of the State of Delaware (“FC PRO”), FLOTEK HYDRALIFT, INC., a corporation organized under the laws of the State of Texas (“Hydralift”; and together with Holdings, CESI Chemical, CESI Manufacturing, MTI, Teledrift, Turbeco, USA Petrovalve, Florida Chemical, Sitelark, Ecuador Management, Ecuador Investments, Export, EOGA, Fracmax, and FC PRO, and each Person joined hereto as a borrower from time to time, collectively, jointly and severally, the “Borrowers”, and each individually a “Borrower”), by the Lenders (as defined in the Credit Agreement) and by PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for itself and as agent for the other Lenders (PNC, together with its successors and assigns in such capacity, “Agent”), shall adversely affect any right or remedy of the Agent or any Lender under any Guaranty; and (c) agrees that the execution and delivery of the Third Amendment, including without limitation, the joinder of Sitelark, Ecuador Management, Ecuador Investments, Export, EOGA, Fracmax, FC PRO and/or Hydralift as a “Borrower” thereto shall in no way change or modify its obligations as a Guarantor under any Guaranty and shall not constitute a waiver by the Agent or any Lender of any of their rights against Guarantor. Capitalized terms used herein but not defined shall have the meanings assigned to them in the Credit Agreement.

Each Guarantor hereby acknowledges and agrees that (i) its applicable Guaranty is in full force and effect and ratifies the same, (ii) it has no defense, counterclaim, set-off or any other claim to diminish its liability under such Guaranty (other than payment in full and performance in full of all the Liabilities (as defined in such Guaranty) after termination of the Credit Agreement in accordance with the terms of the Credit Agreement and the Other Documents (other than those provisions that expressly survive the termination of such Other Document)), (iii) its consent is not required to the effectiveness of the Credit Agreement and (iv) no consent by it is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Collateral, the Advances, the Credit Agreement or any of the Other Documents.

This Consent and Ratification of Guaranty shall inure to the benefit of Agent and Lenders.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

GUARANTORS:

FLOTEK PAYMASTER, INC.

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

PADKO INTERNATIONAL INCORPORATED

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

PETROVALVE, INC.

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

FLOTEK INTERNATIONAL, INC.

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President